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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 17, 2000


                               STYLECLICK.COM INC.
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             (Exact name of registrant as specified in its charter)


          California                    33-31166                 95-4145930
-------------------------------     ----------------    ------------------------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



    3861 Sepulveda Blvd., Culver City                            90230
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (310) 751-2100
                                                        ------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

Styleclick.com Inc. announced ten appointments to Styleclick, Inc.'s eleven member Board of Directors, effective upon the completion of Styleclick.com's pending merger. Styleclick.com and USAi recently announced their agreement to form a new company, Styleclick, Inc., by merging USA Networks, Inc.'s Internet Shopping Network and Styleclick.com. A copy of the press release of
Styleclick.com Inc. with respect to the Board of Directors appointments is included herein as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

99.1 Press  Release,   dated  May  17,  2000,  announcing  ten  appointments  to
     Styelclick, Inc.'s eleven member of Board of Directors.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Styleclick.com Inc.


Date: May 18, 2000                  By:/s/ BARRY HALL
                                       -----------------------------------------
                                           Barry Hall
                                           Executive Vice President, Finance and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number                           Description

99.1 Press  Release,   dated  May  17,  2000,  announcing  ten  appointments  to
     Styelclick, Inc.'s eleven member of Board of Directors.